UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

GENVOR INCORPORATED

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

GENVOR INCORPORATED

1550 W Horizon Ridge Pkwy, Ste R #3040
Henderson, NV 89012

NOTICE OF ACTIONS TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

To Our Stockholders:

This information statement (the “Information Statement”) is first being furnished by Genvor Incorporated, a Nevada corporation (the “Company”, “we”, “us” or “our”) on or about *, 2026 to the holders of record of the outstanding voting capital of the Company, on July 17, 2026, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on July 17, 2026 (the “Written Consent”), by the holders of a majority of the outstanding voting capital of the Company (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes and our bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such actions is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

The Written Consent:

1.	approved the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) and the reservation of a number of shares of common stock, $0.001 par value per share (the “Common Stock”), for the issuance of awards thereunder (the “Share Allowance”) equal to (i) 7,843,555, plus (ii) an increase immediately after the closing date of the Company’s initial public offering (if necessary) such that the Share Allowance shall equal 15% of the fully-diluted shares of Common Stock outstanding immediately following such initial public offering (on an as-converted basis); plus (iii) an annual increase on the first day of each calendar year beginning with the first January 1 following the effective date of the 2026 Plan and ending with the last January 1 during the initial ten-year term of the 2026 Plan equal to the lesser of (A) 5% of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year; and (B) such lesser number of shares of Common Stock as determined by the Board;

2.	approved granting the Company’s board of directors (the “Board”) the discretion, to effect a reverse split of the Company’s issued outstanding Common Stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of its Common Stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following the stockholder approval of the Reverse Stock Split (as defined herein) and before July 17, 2027, without further approval or authorization of stockholders (the “Reverse Stock Split”);

3.	approved an amendment and restatement to the Company’s Amended and Restated Articles of Incorporation (the “Charter Amendment”); and

4.	approved an amendment and restatement to the Company’s bylaws (the “Bylaw Amendment”).

As described in this Information Statement, the foregoing actions were approved unanimously by the Board and subsequently by the Majority Stockholders by Written Consent.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the outstanding voting capital of the Company held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement will be first distributed to you on or about *, 2026.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

*, 2026	By Order of the Board,

Chad Pawlak
Chief Executive Officer and Director

i

INFORMATION STATEMENT FOR STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This information statement (the “Information Statement”) is being mailed or otherwise furnished by Genvor Incorporated, a Nevada corporation (the “Company”, “we”, “us” or “our”) on or about *, 2026 to the holders of record of the outstanding voting capital of the Company on July 17, 2026 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on July 17, 2026 (the “Written Consent”), by the holders of a majority of the outstanding shares of voting capital of the Company (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes (“NRS”) and our bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such actions is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

This Information Statement is being furnished by us to our stockholders as of the Record Date in order to inform our stockholders that the board of directors of the Company (the “Board”) and the Majority Stockholders have taken and approved the following actions:

1.	approved the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) and the reservation of a number of shares of common stock, $0.001 par value per share (the “Common Stock”), for the issuance of awards thereunder (the “Share Allowance”) equal to (i) 7,843,555, plus (ii) an increase immediately after the closing date of the Company’s initial public offering (if necessary) such that the Share Allowance shall equal 15% of the fully-diluted shares of Common Stock outstanding immediately following such initial public offering (on an as-converted basis); plus (iii) an annual increase on the first day of each calendar year beginning with the first January 1 following the effective date of the 2026 Plan and ending with the last January 1 during the initial ten-year term of the 2026 Plan equal to the lesser of (A) 5% of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year; and (B) such lesser number of shares of Common Stock as determined by the Board;

2.	approved granting the Company’s board of directors (the “Board”) the discretion, to effect a reverse split of the Company’s issued outstanding Common Stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of its Common Stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following the stockholder approval of the Reverse Stock Split (as defined herein) and before July 17, 2027, without further approval or authorization of stockholders (the “Reverse Stock Split”);

3.	approved an amendment and restatement to the Company’s Amended and Restated Articles of Incorporation (the “Charter Amendment”); and

4.	approved an amendment and restatement to the Company’s bylaws (the “Bylaw Amendment”).

No dissenters’ or appraisal rights under the NRS are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

To be approved, each of the above actions must receive the affirmative vote of a majority of the shares of our voting capital entitled to vote, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder. Each holder of Series A Preferred Stock is entitled to 10,000,000 votes for each share of Series A Preferred Stock held by such stockholder. Each holder of Series B Preferred Stock is entitled to 10 votes for each share of Series B Preferred Stock held by such stockholder. Each holder of Series C Preferred Stock is entitled to one vote for each share of Series C Preferred Stock held by such stockholder. As of the Record Date, the Company had 36,410,120 shares of Common Stock outstanding, 6 shares of Series A Preferred Stock outstanding, 1,408,024 shares of Series B Preferred Stock outstanding and 3 shares of Series C Preferred Stock outstanding.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at 1550 W Horizon Ridge Pkwy, Ste R #3040, Henderson, NV 89012, telephone: (715) 903-6473.

Interests of Certain Persons in these Actions

Our officers and directors may be the recipient of future awards under the 2026 Plan and, as such, have an interest in the approval of the 2026 Plan (Action One). None of our directors or executive officers have any substantial interest, directly or indirectly, in the approval of the Reverse Stock Split (Action Two) except to the extent of their ownership of shares of our Common Stock and/or securities exercisable for or convertible into shares of Common Stock, which shares and securities would be subject to the same proportionate adjustment based on the reverse stock split ratio approved by the Board as all other outstanding shares of Common Stock and securities exercisable for or convertible into shares of Common Stock. Our directors and executive officers may be deemed to have an interest in the approval of the Charter Amendment (Action Three) and the Bylaw Amendment (Action Four) to the extent that such amendments enhance the protections afforded to directors and officers of the Company.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 320,000,000 shares of capital stock, 300,000,000 of which are authorized as Common Stock and 20,000,000 are authorized as preferred stock of which (i) 10 are authorized as Series A Preferred Stock, (ii) 2,500,000 are authorized as Series B Preferred Stock and (iii) 4 are authorized as Series C Preferred Stock. As of the Record Date, 36,410,120 shares of Common Stock, 6 shares of Series A Preferred Stock, 1,408,024 shares of Series B Preferred Stock and 3 shares of Series C Preferred Stock were issued and outstanding. Holders of our Common Stock are entitled to 1 vote per share, holders of our Series A Preferred Stock are entitled to 10,000,000 votes per share, holders of our Series B Preferred Stock are entitled to 10 votes per share and holders of our Series C Preferred Stock are entitled to 1 vote per share on matters submitted to our stockholders.

The following Majority Stockholders voted in favor of the actions set forth in this Information Statement:

Common Stock Votes

Name	Number of Shares		Number of Votes (1)		Percentage of Total Votes of Class (2)	Percentage of Total Votes
Chad Pawlak	7,000,000		7,000,000		19.23%	6.34%
Dr. Clayton Yates(3)	600,000	(4)	600,000	(4)	1.65%	*
Dr. Jesse Jaynes(5)	524,000	(6)	524,000	(6)	1.44%	*
TOTAL	8,124,000		8,124,000		22.31%	7.35%

*	Less than 1%.

(1)	Holders of our Common Stock are entitled to 1 vote per share.

(2)	Percentage based upon 36,410,120 shares of Common Stock issued and outstanding as of the Record Date.

(3)	Clayton Yates is the Manager of ACT Holdings, LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(4)	Represents 600,000 shares of Common Stock held by ACT Holdings, LLC.

(5)	Jesse Jaynes is the Co-Trustee of Jesse Michael Jaynes & Mary Jeanette Janes JT TEN and, in such capacity, shares the right to vote and dispose of the securities held by Jesse Michael Jaynes & Mary Jeanette Janes JT TEN. Jesse Jaynes is the Chief Executive Officer of Jaynes Investment LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(6)	Represents 524,000 shares of Common Stock held by Jesse Michael Jaynes & Mary Janes JT TEN.

Series A Preferred Stock Votes

Name	Number of Shares	Number of Votes (1)	Percentage of Total Votes of Class (2)	Percentage of Total Votes
Dr. Clayton Yates	3	30,000,000	50.0%	27.15%
Dr. Jesse Jaynes	3	30,000,000	50.0%	27.15%
TOTAL	6	60,000,000	100.00%	54.30%

(1)	Holders of our Series A Preferred Stock are entitled to 10,000,000 votes per share.

(2)	Percentage based upon 6 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

Series B Preferred Stock Votes

Name	Number of Shares		Number of Votes (1)	Percentage of Total Votes of Class (2)	Percentage of Total Votes
Dr. Clayton Yates(3)	731,262	(4)	7,312,620	50.0%	6.26%
Dr. Jesse Jaynes(5)	676,762	(6)	6,767,620	50.0%	6.13%
TOTAL	1,408,024		14,080,240	100.00%	12.74%

(1)	Holders of our Series B Preferred Stock are entitled to 10 votes per share.

(2)	Percentage based upon 1,408,024 shares of Series B Preferred Stock issued and outstanding as of the Record Date.

(3)	Clayton Yates is the Manager of ACT Holdings, LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(4)	Represents 731,262 shares of Series B Preferred Stock held by ACT Holdings, LLC.

(5)	Jesse Jaynes is the Co-Trustee of Jesse Michael Jaynes & Mary Jeanette Janes JT TEN and, in such capacity, shares the right to vote and dispose of the securities held by Jesse Michael Jaynes & Mary Jeanette Janes JT TEN. Jesse Jaynes is the Chief Executive Officer of Jaynes Investment LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(6)	Represents (i) 476,762 shares of Series B Preferred Stock held by Jesse Michael Jaynes & Mary Janes JT TEN and (ii) 200,000 shares of Series B Preferred Stock held by Jaynes Investment LLC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of Common Stock beneficially owned as of the Record Date by:

●	each of our named executive officers;

●	each of our directors;

●	all of our executive officers and directors as a group; and

●	each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 36,410,120 shares of Common Stock, 6 shares of Series A Preferred Stock, 1,408,024 shares of Series B Preferred Stock and 3 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

Except as otherwise indicated, and subject to applicable community property laws, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted below, the address for persons listed in the table is c/o Genvor Incorporated, 1550 W Horizon Ridge Pkwy, Ste R #3040, Henderson, NV 89012.

	Common Stock(1)			Series A Preferred Stock(2)		Series B Preferred Stock(3)		Series C Preferred Stock(4)
Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Number of Shares Beneficially Owned		Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Combined Voting Power(5)
Directors and Named Executive Officers
Chad Pawlak	7,000,000		19.23%	-	-	-		-	-	-	6.34%
Dr. Clayton Yates (6)	600,000	(7)	1.65%	3	50.0%	731,262	(14)	51.94%	-	-	34.31%
Dr. Jesse Jaynes (8)	524,000	(9)	1.44%	3	50.0%	676,762	(10)	48.06%	-	-	33.75%
All Executive Officers and Directors as a Group (4 persons)	8,124,000		22.31%	6	100.0%	1,408,024		100.0%	-	-	74.40%
5% or Greater Stockholders:
Brio Advisory Group LLC (11)	-		-	-	-	-		-	3	100.0%	*
John Coutris (12)	3,264,843		8.97%	-	-	-		-	-	-	2.95%

*	Less than 1% of the outstanding shares.

(1)	Each share of Common Stock is entitled to one vote.

(2)	Each outstanding share of Series A Preferred Stock is convertible into one share of Common Stock.

(3)	Each outstanding share of Series B Preferred Stock is convertible into 10 shares of Common Stock.

(4)	Each outstanding share of Series C Preferred Stock is convertible into 1 share of Common Stock.

(5)	Holders of our Series A Preferred Stock are entitled to 10,000,000 votes per share, holders of our Series B Preferred Stock are entitled to 10 votes per share and holders of our Series C Preferred Stock are entitled to 1 vote per share.

(6)	Clayton Yates is the Manager of ACT Holdings, LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(7)	Represents 600,000 shares of Common Stock held by ACT Holdings, LLC.

(8)	Jesse Jaynes is the Co-Trustee of Jesse Michael Jaynes & Mary Jeanette Janes JT TEN and, in such capacity, shares the right to vote and dispose of the securities held by Jesse Michael Jaynes & Mary Jeanette Janes JT TEN. Jesse Jaynes is the Chief Executive Officer of Jaynes Investment LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity.

(9)	Represents 524,000 shares of Common Stock held by Jesse Michael Jaynes & Mary Janes JT TEN.

(10)	Represents (i) 476,762 shares of Series B Preferred Stock held by Jesse Michael Jaynes & Mary Janes JT TEN and (ii) 200,000 shares of Series B Preferred Stock held by Jaynes Investment LLC.

(11)	David Briones is the Managing Member of Brio Advisory Group LLC and, in such capacity, has the right to vote and dispose of the securities held by such entity. The address of Brio Advisory Group LLC is 50 Division Street, Suite 304, Somerville, NJ 08876.

(12)	John Coutris is the Managing Director of PJ Advisory Group and, in such capacity, has the right to vote and dispose of the securities held by such entity. The address of John Coutris is 7227 Centenary Ave., Dallas, TX, 75225.

(13)	Represents (i) 1,698,637 shares of Common Stock held by John Coutris, (ii) 1,500,000 shares of Common Stock held by PJ Advisory Group and (iii) 66,206 shares of Common Stock held by John Coutris’ spouse.

(14)	Represents 731,262 762 shares of Series B Preferred Stock held by ACT Holdings, LLC.

EXECUTIVE COMPENSATION

The following section describes our compensation arrangements with our Chief Executive Officer and our other two most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”). Our NEOs for fiscal year 2025 were:

●	Chad Pawlak, Chief Executive Officer

●	Clayton Yates, Chief Scientific Officer and Director

●	Jesse Jaynes, Scientific Advisor and Director

The table below sets forth, for the fiscal years ended September 30, 2025 (“2025”) and 2024 (“2024”), the compensation earned by our NEOs.

		Salary	Bonus	Stock Awards		All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)		($)	($)
Chad Pawlak	2025	338,000	168,250	4,925,000	(4)	-	5,431,250
Chief Executive Officer and former Interim Chief Financial Officer (1)	2024	212,500	-	262,500	(5)	-	475,000

Dr. Clayton Yates	2025	90,000	100,000	-		-	190,000
Chief Scientific Officer, Director (2)	2024	42,500	50,000	100,000	(6)	-	192,500

Dr. Jesse Jaynes	2025	97,500	100,000	-		-	197,500
Chief Research Officer, Chief Scientific Officer, Director (3)	2024	42,500	50,000	100,000	(6)	-	192,500

(1)	Mr. Pawlak was appointed as Chief Executive Officer on January 17, 2024, and Interim Chief Financial Officer on May 29, 2024. Mr. Pawlak ceased serving as the Company’s Interim Chief Financial Officer effective as of May 18, 2026. Mr. Pawlak’s 2025 compensation consisted of salary and bonus of $338,000 and $168,250, respectively, and 5,487,500 vested shares of Common Stock with an estimated fair value of $4,925,000 based on recent sales of Common Stock to third parties. Mr. Pawlak’s 2024 compensation consisted of cash salary of $212,500 and 262,500 vested shares of Common Stock with an estimated fair value of $262,500 based on recent sales of Common Stock to third parties. As of September 30, 2025 and 2024, the Company accrued unpaid (as a result of payment thereof potentially resulting in going concern issues for the Company) aggregate salary and bonus amounts to Mr. Pawlak of $324,225 and $105,000, respectively. Further, on May 2, 2025, Mr. Pawlak elected to convert $125,000 of accrued compensation into 500,000 shares of Common Stock.

(2)	Dr. Yates was appointed as Chief Scientific Officer and Chairman of the Board on January 12, 2021, and resigned as Chief Scientific Officer on January 17, 2024. As of September 30, 2025 and 2024, the Company accrued unpaid (as a result of payment thereof potentially resulting in going concern issues for the Company) aggregate salary and bonus amounts to Mr. Yates of $177,500 and $92,500, respectively. Dr. Yates elected to convert his 2025 bonus into 400,000 shares of Common Stock.

(3)	Dr. Jaynes was appointed as Chief Research Officer and Director on January 12, 2021, and appointed as Chief Scientific Officer on January 17, 2024. As of September 30, 2025 and 2024, the Company accrued unpaid (as a result of payment thereof potentially resulting in going concern issues for the Company) aggregate salary and bonus amounts to Dr. Jaynes of $185,000 and $92,500, respectively. Dr. Jaynes elected to convert his 2025 bonus into 400,000 shares of Common Stock.

(4)	On or about December 20, 2024, Mr. Pawlak was granted the right to receive 5,000,000 shares of fully vested Common Stock for his services provided since appointed as Chief Executive Officer on January 17, 2024, of which 125,000 shares had previously been issued. The remaining 4,737,500 underlying shares were not issued to Mr. Pawlak until May 2025, when the Company had sufficient funds available to pay the transfer agent to affect such issuance. On December 20, 2024, the Board amended Mr. Pawlak’s employment agreement and approved the issuance of 500,000 shares of Common Stock every six months or 250,000 per quarter for his services beginning on January 1, 2025 or a total of 750,000 shares of Common Stock in 2025. The amount shown above reflects the aggregate grant date fair value of equity incentives computed in accordance with the FASB’s ASC Topic 718 on the date of grant using recent third-party sales of Common Stock.

(5)	Mr. Pawlak was granted 262,500 shares of fully vested Common Stock in 2024 pursuant to the terms of his employment agreement. The amount shown above reflects the aggregate grant date fair value of equity incentives computed in accordance with the FASB’s ASC Topic 718 on the date of grant using recent third-party sales of Common Stock.

(6)	Mr. Yates and Jaynes advisory agreements included an aggregate of 100,000 Common Stock awards each upon achieving certain milestones which were not probable of achievement at time of grant and have continued to not be probable of achievement at each reporting date. Therefore, the shares remain unvested, and no compensation expense has been recognized associated with these milestone-based awards. The amount shown above reflects the aggregate grant date fair value of equity incentives computed in accordance with the FASB’s ASC Topic 718 on the date of grant using recent third-party sales of Common Stock.

Employment Agreements

We have entered into the following employment agreements with our Named Executive Officers:

Effective as of January 17, 2024, the Company entered into (i) indemnification agreements with Mr. Pawlak, Dr. Jaynes and Dr. Yates (the “Indemnification Agreements”), (ii) an employment agreement with Mr. Pawlak (the “Pawlak Employment Agreement”), (iii) a science advisor agreement with Dr. Jaynes (the “Jaynes Advisor Agreement”), and (iv) a science advisor agreement with Dr. Yates (the “Yates Advisor Agreement”).

Pursuant to the Indemnification Agreements, the Company agreed to indemnify the officers and directors to the fullest extent permitted by law for claims arising in part out of the fact that the officer or director is or was a director of the Company.

Pursuant to the Pawlak Employment Agreement, Mr. Pawlak will act as Chief Executive Officer of the Company until the agreement is terminated in accordance with its terms, and Mr. Pawlak will be compensated as follows: (i) Mr. Pawlak will receive a base salary of $300,000 per year; (ii) Mr. Pawlak will be eligible for annual incentive bonus awards of up to 30% of Mr. Pawlak’s then-current base salary in the discretion of the compensation committee of the Board, provided that such bonus for the first year of employment shall be earned for the completion of formulation and production of a peptide topical spray (biological fungicide) that is effective in its utilization of AMPs treating plant disease, for any of the identified spectrums of crops that are targeted by the Company (the “First Milestone”), and the bonus for the second year of employment shall be earned for the receipt of regulatory approval from any of those federal agencies required by United States, such as the United States Environmental Protection Agency (the EPA), the United States Department of Agriculture (the USDA), and/or the United States Food and Drug Administration (the FDA), for the commercialization of the topical spray (the “Second Milestone”); (iii) subject to the Company’s future adoption of an equity incentive plan, Mr. Pawlak will initially receive 50,000 fully-vested shares of Company Common Stock, and 950,000 shares of Company Common Stock which shall vest monthly for a period of 36 months (25,000 shares a month for months 1-34, and 50,000 shares a month for months 35-36); (iv) Mr. Pawlak will receive an additional equity award of 1,000,000 shares of Company Common Stock upon achievement of the First Milestone; (v) Mr. Pawlak will receive an additional equity award of 1,000,000 shares of Company Common Stock upon achievement of the Second Milestone; (vi) Mr. Pawlak will receive an additional equity award of 1,000,000 shares of Company Common Stock upon the commercial sale of a minimum of $10,000,000 of the topical spray; and (vii) Mr. Pawlak will receive an additional equity award of 1,000,000 shares of Company Common Stock upon the receipt of regulatory approval from any of those federal agencies required by the United States, such as the EPA, USDA, and/or the FDA, for the commercialization of the first seed trait based upon the Company’s patents and targeted spectrums of crops. Effective January 1, 2025, an amendment to the Chief Executive Officer’s employment agreement was executed and amended the following provisions: (i) annual salary was increased from $300,000 to $350,000, (ii) a guaranteed calendar year bonus equal to 30% of his annual salary was established versus milestone-based bonuses, and (iii) the Chief Executive Officer now receives 500,000 shares of Common Stock every six months that he remains with the Company. The salary and bonus amounts under the amended terms have either paid or accrued. On May 2, 2025, Mr. Pawlak elected to convert $125,000 of accrued salary and bonus into 500,000 shares of Common Stock at a conversion ratio of $.25 per share based on recent stock sales to third-parties.

Pursuant to Jaynes Advisor Agreement, which has an initial term of three years, Dr. Jaynes will act as scientific advisor to the Company, and be compensated as follows: (i) Dr. Jaynes will be paid a $50,000 signing bonus; (ii) Dr. Jaynes will be paid $5,000 per month (increased to $9,167 effective January 1, 2025); (iii) Dr. Jaynes will be paid $100,000 and 25,000 shares of Company Common Stock upon the completion of formulation and production of a peptide topical spray (biological fungicide) that is effective in its utilization of AMPs treating plant disease, for any of the identified spectrums of crops that are targeted by the Company; (iv) Dr. Jaynes will be paid $100,000 and 25,000 shares of Company Common Stock upon the receipt of regulatory approval from any of those federal agencies required by United States, such as the United States Environmental Protection Agency (the EPA), the United States Department of Agriculture (the USDA), and/or the United States Food and Drug Administration (the FDA), for the commercialization of the topical spray; (v) Dr. Jaynes will be paid $100,000 and 50,000 shares of Company Common Stock upon the commercial sale of a minimum of $10,000,000 of the topical spray; and (vi) Dr. Jaynes will be paid $100,000 and 25,000 shares of Company Common Stock upon the receipt of regulatory approval from any of those federal agencies required by the United States, such as the EPA, USDA, and/or the FDA, for the commercialization of the first seed trait based upon the Company’s patents and targeted spectrums of crops.

Pursuant to Yates Advisor Agreement, which has an initial term of three years, Dr. Yates will act as scientific advisor to the Company, and be compensated as follows: (i) Dr. Yates will be paid a $50,000 signing bonus (ii) Dr. Yates will be paid $5,000 per month (increased to $8,333 effective January 1, 2025; provided, however, that Dr. Yates was not paid such increased amount, based on the Company’s determination that the payment of such amount would jeopardize the ability of the Company to continue as a going concern); (iii) Dr. Yates will be paid $100,000 and 25,000 shares of Company Common Stock upon the completion of formulation and production of a peptide topical spray (biological fungicide) that is effective in its utilization of AMPs treating plant disease, for any of the identified spectrums of crops that are targeted by the Company; (iv) Dr. Yates will be paid $100,000 and 25,000 shares of Company Common Stock upon the receipt of regulatory approval from any of those federal agencies required by United States, such as the United States Environmental Protection Agency (the EPA), the United States Department of Agriculture (the USDA), and/or the United States Food and Drug Administration (the FDA), for the commercialization of the topical spray; (v) Dr. Yates will be paid $100,000 and 50,000 shares of Company Common Stock upon the commercial sale of a minimum of $10,000,000 of the topical spray; and (vi) Dr. Yates will be paid $100,000 and 25,000 shares of Company Common Stock upon the receipt of regulatory approval from any of those federal agencies required by the United States, such as the EPA, USDA, and/or the FDA, for the commercialization of the first seed trait based upon the Company’s patents and targeted spectrums of crops.

On May 2 2025, the Company determined that Dr. Jaynes and Dr. Yates had successfully collaborated with the Company’s designated third-party development partner and Mr. Pawlak to complete a minimum viable product that satisfies the terms of the first performance target under their respective science advisor agreements, as described above, and approved a $100,000 bonus. These cash payments have not yet been made, based on the Company’s determination that such payments would jeopardize the ability of the Company to continue as a going concern. On January 1, 2025, the Board of directors approved the conversion of any unpaid salary, expenses or bonus amounts into shares of Common Stock at a conversion price equal to the current trading price with a floor of $0.25 per share. On May 8, 2025, Dr. Jaynes and Mr. Yates elected to convert their bonus into 400,000 shares of Common Stock each at a conversion ratio of $0.25 per share based on recent stock sales to third-parties.

Equity Incentive Plans

Long-Term Incentive Plans. The Company does not provide its officers or employees with stock appreciation rights, long-term incentive or other plans, nor does it provide non-qualified deferred compensation to its officers or employees, and therefore, the Summary Compensation Table above does not include columns for nonequity incentive plan compensation and nonqualified deferred compensation earnings since there were none.

Outstanding Equity Awards

No executive officer named above had any unexercised options or stock that had not vested, or equity incentive plan awards outstanding as of September 30, 2025.

Employee Benefits

Employee Pension, Profit Sharing or other Retirement Plans. The Company does not have a defined benefit, pension plan, profit sharing or other retirement plan, although it may adopt one or more of such plans in the future.

Director Compensation

No member of our Board received any compensation for his service as a director during the fiscal years ending September 30, 2025 and 2024, nor do they currently receive any compensation for such services.

The Company does not currently have a non-employee director compensation policy. In the future, we intend to adopt a non-employee director compensation policy pursuant to which our non-employee directors will be eligible to receive cash compensation and equity awards for service on our Board and committees thereof.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets, or future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Words such as “expects,” “anticipates,” “intends,” “estimates,” “plans,” “believes,” “seeks,” “may,” “should,” “could,” or the negative of such terms or other similar expressions, but the absence of this terminology does not mean that a statement is not forward-looking. Accordingly, these statements involve estimates, assumptions, and uncertainties that could cause actual results to differ materially from those expressed in them.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

ACTION ONE

APPROVAL OF THE 2026 OMNIBUS EQUITY INCENTIVE PLAN

Summary and Background

The Board believes that the adoption of the 2026 Plan will enable the Company to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company and its affiliates whose contributions are essential to the growth and success of the Company; (ii) strengthen the commitment of such individuals to the Company and its affiliates; (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company.

The 2026 Plan provides for the grant of options (which may include “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), share appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), and other share-based awards, in each case, with respect to shares of the Company’s Common Stock (“Shares”).

The 2026 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is the 2026 Plan a qualified plan within the meaning of Section 401(a) of the Code.

The 2026 Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to principles of conflicts of law of such state.

Plan Term

The 2026 Plan will terminate upon the 10th anniversary of its effective date (although awards granted before such time will remain outstanding in accordance with their terms), unless earlier terminated by the Board.

Plan Administration

The 2026 Plan shall be administered by the Board, or, if and to the extent the Board does not administer the 2026 Plan, by a committee or subcommittee (the “Committee”) of the Board (including, without limitation, the Compensation Committee) appointed by the Board to administer the 2026 Plan (the Board or such committee or subcommittee, as applicable, the “Administrator”). The Administrator shall have the power and authority, without limitation, to (i) select the eligible recipients who shall become participants in the 2026 Plan; (ii) determine the type(s) of awards that will be granted to participants; (iii) determine the number of Shares to be covered by each award; (iv) determine the terms and conditions of each award; (v) determine the terms and conditions of all award agreements evidencing awards granted under the 2026 Plan; (vi) determine fair market value in accordance with the terms of the 2026 Plan; (vii) determine the duration and purpose of leaves of absence which may be granted to a participant without constituting a termination of service or employment for the purposes of awards granted under the 2026 Plan; (viii) adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the 2026 Plan as it shall from time to time deem advisable; (ix) construe and interpret the terms and provisions of, and supply or correct omissions in, the 2026 Plan and any award issued thereunder, and to otherwise supervise the administration of the 2026 Plan and exercise all powers and authorities either specifically granted under the 2026 Plan or necessary and advisable in the administration of the 2026 Plan; and (x) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws. Subject to the Administrator’s authority to make equitable adjustments to awards in the event of a change in capitalization of the Company, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of the Company’s stockholders.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the 2026 Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the 2026 Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

It is intended that, if the Administrator is a committee or subcommittee of the Board, the Administrator shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Shares are traded.

All decisions made by the Administrator pursuant to the provisions of the 2026 Plan shall be final, conclusive and binding on all persons and entities, including the Company and the 2026 Plan’s participants.

Shares Subject to Awards

Subject to the adjustments described below, the number of Shares reserved for issuance under the 2026 Plan shall be (i) 7,843,555 Shares; plus (ii) an increase immediately after the closing date of the Company’s initial public offering (solely to the extent the number of shares of the Company’s common stock that are reserved and available for issuance pursuant to awards granted under the 2026 Plan immediately following the closing of the Company’s initial public offering is less than the number described in this clause (ii)), such that the number of shares of common stock that are reserved and available for issuance pursuant to awards granted under the 2026 Plan shall equal 15% of the fully-diluted shares of common stock outstanding immediately following the closing of the Company’s initial public offering (on an as-converted basis, which shall include all shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including, without limitation, preferred stock, warrants and employee options to purchase any shares of common stock), and plus (iii) an annual increase on the first day of each calendar year beginning with the first January 1 following the 2026 Plan’s effective date and ending with the last January 1 during the initial ten-year term of the 2026 Plan, equal to the lesser of (A)  5% of the Shares outstanding (on an as-converted basis, which shall include all Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year, and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the 2026 Plan with respect to any exempt awards shall not count against such share limit. Exempt awards include (A) any awards previously granted by a corporation or other entity acquired by the Company or any of its subsidiaries or with which the Company or any of its subsidiaries combines by merger or otherwise; (B) an “employment inducement” award as described in the applicable stock exchange listing manual or rules; and (C) any award that is purchased for fair market value (including awards to be received in lieu of fully vested compensation that is otherwise due).

If any Shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of Shares to a participant, the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting awards under the 2026 Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the exercise price of an award (including Shares otherwise underlying a SAR that are retained by the Company to account for the exercise price of such SAR) and/or withholding taxes in respect of an award shall again become available for grant under the 2026 Plan. In addition, (A) to the extent an award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of awards pursuant to the 2026 Plan and (B) shares of Common Stock underlying awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for awards under the 2026 Plan. Upon the exercise of any award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of Shares as to which the award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the 2026 Plan.

No more than 7,500,000 Shares (as increased on an annual basis, on the first day of each calendar year beginning with the first January 1 following the 2026 Plan’s effective date and ending with the last January 1 during the initial ten-year term of the 2026 Plan, by the lesser of (A) 5% of the Shares outstanding (on an as-converted basis, which shall include all Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including, without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year, (B) 10,000,000 Shares, and (C) such lesser number of Shares as determined by the Board) shall be issued pursuant to the exercise of ISOs.

The 2026 Plan provides that in the event of any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment is appropriate, then the Administrator shall make such equitable substitution or proportionate adjustment in (A) the aggregate number and kind of securities reserved for issuance under the 2026 Plan; (B) the kind, number of securities subject to, and the exercise price subject to outstanding options and SARs granted under the 2026 Plan; (C) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding restricted shares, RSUs or other share-based awards granted under the 2026 Plan; and/or (D) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Except to the extent determined by the Administrator, any adjustments to ISOs shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Eligibility

Awards may be granted to each employee, director or independent contractor of the Company or any affiliate of the Company. Notwithstanding the foregoing, only employees of the Company or its affiliates shall be eligible persons for the purposes of receiving any ISOs.

Awards

General. The terms and conditions of each award granted under the 2026 Plan (including with respect to vesting) will be set forth in an award agreement in a form to be determined by the Administrator.

Options. ISOs and non-statutory stock options may be granted under the 2026 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2026 Plan is referred to for federal income tax purposes as a “nonqualified” stock option. Each option granted under the 2026 Plan will be a nonqualified stock option or an ISO. To the extent the applicable award agreement has no such designation, the option shall be a nonqualified stock option. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a subsidiary of the Company.

The exercise period of an option may not exceed ten (10) years (or five (5) years, in the case of an ISO granted to a participant who owns more than 10% of the combined voting power of all equity of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a subsidiary of the Company) from the date of grant and the exercise price may not be less than 100% of the fair market value of a Share on the date the option is granted (110% of fair market value in the case of ISOs granted to ten percent stockholders). Each option shall be subject to vesting or become exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as determined by the Administrator. The Administrator shall determine the method by which the exercise price may be paid or deemed to be paid and the form of payment, including, (i) cash or its equivalent; (ii) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise); (iii) in the form of unrestricted Shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such option shall be exercised; (iv) any other form of consideration approved by the Administrator and permitted by applicable law; or (v) any combination of the foregoing.

Each participant awarded an ISO under the 2026 Plan shall notify the Company in writing immediately after the date the participant makes a “disqualifying disposition” of any Shares acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with the procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such participant as to the sale of such Shares.

The option holder will have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an option until the option holder has given written notice of the exercise thereof, and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option for such period of time as specified in his or her option agreement.

Share Appreciation Rights. SARs may be granted either alone (a “Free Standing Right”) or in conjunction with all or part of any option granted under the 2026 Plan (“Related Rights”). A SAR will entitle its holder to receive, at the time of exercise, an amount per Share up to the excess of the fair market value (at the date of exercise) of a Share over the base price of the SAR (which shall be no less than 100% of the fair market value of the related Shares on the date of grant) multiplied by the number of Shares in respect of which the SAR is being exercised. A SAR that is a Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a Share over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a SAR may not exceed ten years from the date of grant. The exercise period of a SAR that is a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a SAR until the participant has given written notice of the exercise thereof and has paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR for such period of time as specified in his or her SAR agreement.

Restricted Shares and Restricted Share Units. Restricted shares and RSUs may be granted under the 2026 Plan. If the restrictions, performance goals or other conditions determined by the Administrator are not satisfied, the restricted shares and RSUs will be forfeited.

Unless the award agreement provides otherwise, participants with restricted shares will generally have all of the rights of a stockholder of the Company; provided that dividends will only be paid when the underlying restricted shares vest. Except as provided in the award agreement, a participant will generally not have the rights of a stockholder with respect to Shares subject to RSUs during the restricted period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the restricted period with respect to the number of Shares subject to such RSUs shall, solely to the extent the right to receive such dividends is set forth in an award agreement, be paid to the participant at the time (and to the extent) Shares with respect to the related RSUs are delivered to the participant.

The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the participant’s termination of employment or service with the Company or any affiliate thereof, or the participant’s death or disability. The rights of participants granted restricted shares or RSUs upon termination of employment or service during the restricted period shall be set forth in the applicable award agreement.

Other Share-Based Awards. The Administrator may grant other share-based awards under the 2026 Plan, valued in whole or in part by reference to, or otherwise based on, Shares. The Administrator will determine the terms and conditions of these awards. Notwithstanding anything in the 2026 Plan to the contrary, any dividend or dividend equivalent award issued under the 2026 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award. The rights of participants granted other share-based awards upon the termination of employment or service to the Company will be set forth in the applicable award agreement.

Treatment of Outstanding Awards Upon a Change in Control

The 2026 Plan provides that, unless otherwise determined by the Administrator and evidenced in an award agreement, in the event that (a) a change in control occurs; and (b) a participant is employed by, or otherwise providing services to, the Company or any of its affiliates immediately prior to the consummation of such change in control, then upon consummation of the change in control, the Administrator, in its sole and absolute discretion, may: (i) provide that any unvested or unexercisable portion of any award carrying a right to exercise become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the 2026 Plan to lapse and such awards shall be deemed fully vested and any performance conditions imposed with respect to such awards shall be deemed to be fully achieved at target performance levels. If the Administrator determines in its discretion to accelerate the vesting of options or SARs in connection with a change in control, the Administrator shall also have discretion in connection with such action to provide that all options and/or SARs outstanding immediately prior to such change in control shall expire on the effective date of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause or a participant resigns for good reason within 24 months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate and vest in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant.

For purposes of the 2026 Plan, a “change in control” means, in summary, any of the following events: (i) a person or entity becomes the beneficial owner of securities representing more than 50% of the Company’s combined voting power; (ii) a merger or consolidation of the Company or any of its subsidiaries, other than (A) a merger or consolidation that results in (x) the Company’s voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and (y) the Company’s Board immediately prior to the merger or consolidation continuing to represent a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization of the Company in which no person or entity is or becomes the beneficial owner of securities representing more than 50% of the Company’s combined voting power; (iii) an unapproved change in the majority membership of the Company’s Board; or (iv) stockholder approval of a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition of substantially all of the Company’s assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition to an entity controlled by the Company’s Board.

Determination of Fair Market Value

The fair market value of a Share will be determined by the Administrator in its sole discretion. However, (i) if the Shares are admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date (or if no shares were traded on such date, the closing sale price for the last preceding date on which there was a sale of such shares on the exchange), or (ii) if the Shares are then traded on an over-the-counter market, the fair market value on any date will be the average of the closing bid and asked prices for such Share in such over-the-counter market for the last preceding date on which there was a sale of such Share in such market.

Transferability

The 2026 Plan provides that until such time as awards are fully vested and/or exercisable, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any award or any agreement or commitment to do any of the foregoing by any holder thereof in violation of the provisions of the 2026 Plan or an award agreement will be valid, except with the prior written consent of the Administrator. Unless otherwise determined by the Administrator, an option or SAR may be exercised during the lifetime of the participant, only by the participant, or during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.

Unfunded Status of the 2026 Plan

The 2026 Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Nothing in the 2026 Plan gives any participant any rights that are greater than those of a general creditor of the Company with respect to any payments not yet made to a participant by the Company. No payment pursuant to the 2026 Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Tax Withholding

Each participant is required, no later than the date on which the value of an award granted under the 2026 Plan first becomes includible in the gross income of the participant, to make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to the award, as determined by the Company. The obligations of the Company under the 2026 Plan are conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the Administrator, the participant may satisfy this requirement by electing to have the Company withhold from delivery of Shares, cash or other property, as applicable, or by delivering already owned unrestricted Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. The Company is also permitted to use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.

Amendment or Termination of the 2026 Plan

The Board may amend, alter or terminate the 2026 Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a participant under any award without such participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Company’s Common Stock is traded or other applicable law. Except as otherwise specifically provided in the 2026 Plan, the Administrator may amend the terms of any award, prospectively or retroactively, provided, however, that no such amendment shall materially impair the rights of any participant without his or her consent.

Clawback

If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the Administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to the Company that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three (3) completed fiscal years that the Administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The Administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the Administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

Certain United States Federal Income Tax Effects

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2026 Plan, based upon the laws in effect as of the date hereof. The following discussion is a summary only, and reference is made to the United States Internal Revenue Code for a complete statement of all relevant federal tax provisions (including to any rules which may limit the Company’s deductions described below).

Nonqualified Stock Options

A participant who has been granted a nonqualified stock option will not recognize taxable income upon the grant of a nonqualified stock option. Rather, at the time of exercise of such nonqualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the Shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If Shares acquired upon exercise of a nonqualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Incentive Stock Options

A participant who has been granted an ISO will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the Shares at the time of the exercise of an ISO over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised unless the participant disposes of the Shares in the year of exercise. If the participant does not sell or otherwise dispose of the Shares within two years from the date of the grant of the ISO or within one year after the transfer of such Shares to the participant, then, upon disposition of such Shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the Shares in an amount equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the exercise price and (ii) the excess, if any, of the amount realized upon disposition of the Shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Shares.

Share Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon exercise of an SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Restricted Shares

A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the earlier of the time the shares becomes transferable or is no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a tax deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal the fair market value of the shares at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income), unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to its fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time.

Restricted Share Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an award in cash or Shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other share-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to U.S. residents under the 2026 Plan. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the 2026 Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the 2026 Plan.

Additional Information

This summary of the 2026 Plan is intended to provide you with basic information concerning the 2026 Plan and is qualified by the full text of the form of 2026 Plan, which is attached as Appendix A to this Information Statement.

Vote Required

Under the NRS and our Bylaws, the affirmative vote of the holders of a majority of the voting power of the Company entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

ACTION TWO

THE REVERSE STOCK SPLIT

General

Our Board and the Majority Stockholder has adopted, approved, and granted our Board the authority, at its discretion, the ability to effect a reverse split of the outstanding shares of our Common Stock at a ratio that is not less than 1-for-2 and not greater than 1-for-25, without reducing the authorized number of shares of our Common Stock, with the exact ratio to be selected by the Board in its discretion, and to be effected, if at all, in the sole discretion of the Board at any time after stockholder approval of the Reverse Stock Split and before July 17, 2027, without further approval or authorization of our stockholders. However, notwithstanding the approval of the Reverse Stock Split, the Board may elect not to proceed with the Reverse Stock Split if, at any time the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split.

If the reverse stock split is implemented, at the effective time of the reverse split, the outstanding shares of our Common Stock immediately prior to the effective time will be combined and reclassified into a smaller number of shares such that, except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will own one new share of our Common Stock for every two to 25 shares of Common Stock owned by such stockholder immediately prior to the effective time of the reverse split, depending on the exact ratio approved by the Board.

In fixing the ratio, the Board of Directors may consider, among other things, factors such as: the initial and continued listing requirements of various stock exchanges; the number of shares of our Common Stock outstanding; the historical trading price and trading volume of our Common Stock; potential financing opportunities; and prevailing general market and economic conditions.

A copy of the proposed form of certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix B to this Information Statement.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The reverse stock split may make our Common Stock a more attractive and cost-effective investment to a broader range of investors, which in turn could improve the marketability and liquidity of our Common Stock For example, the current market price of our Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our Common Stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Reducing the number of outstanding shares of our Common Stock through the reverse stock split is intended, absent other factors, to increase the per share price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the price of our Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended or expected benefits described above, that the price of our Common Stock will increase following the reverse stock split, or that the price of our Common Stock will not decrease in the future.

Effects of the Reverse Stock Split

Generally

Based on 36,410,120 shares of our Common Stock outstanding as of the Record Date, immediately following the reverse stock split, if implemented (without giving effect to rounding for fractional shares):

●	assuming a 1-for-2 reverse split ratio, we would have approximately 18,205,060 shares of Common Stock outstanding;

●	assuming a 1-for-12 reverse split ratio, we would have approximately 3,034,177 shares of Common Stock outstanding; and

●	assuming a 1-for-25 reverse split ratio, we would have approximately 1,456,405 shares of Common Stock outstanding.

The reverse stock split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that, as described below under “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will have their fractional shares rounded up to the nearest whole share.

The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the reverse stock split is effected, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our Common Stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below under “Procedure for Implementing the Reverse Stock Split - Holders of Certificated Shares of Common Stock.”

Effect on Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of our Common Stock. Because the number of outstanding shares of our Common Stock will decrease if the reverse stock split is effected, the number of shares of our Common Stock remaining available for issuance will increase. Currently, the number of authorized shares of our Common Stock is 300,000,000. Subject to certain limitations, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that the Board determines to be in our best interests.

By increasing the number of authorized but unissued shares of our Common Stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our current directors, to retain their position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with our operations. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Par Value of our Common Stock

The reverse stock split will not affect the per share par value of our Common Stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the reverse stock split is effected, proportionate adjustments are generally required to be made to the per share exercise or conversion price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our Common Stock, if any. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares reserved for issuance pursuant to these securities, if any, will be proportionately adjusted based on the reverse stock split ratio approved by the Board, subject to our treatment of fractional shares.

Effect on Authorized Shares and Par Value of our Preferred Stock

The reverse stock split will not affect the authorized number or per share par value of our preferred stock.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, record holders of our Common Stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio approved by the Board will have such fractional shares rounded up to the nearest whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If the Board determines that it is in our best interest and the best interests of our stockholders to implement the reverse stock split, we will effect the reverse stock split with the reverse stock split ratio approved by the Board. As of the effective time of the reverse stock split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the reverse stock split is effected, stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our Common Stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse stock split Common Stock. No certificates representing post-split shares of our Common Stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our Common Stock. Until surrendered, we will deem certificates representing pre-split shares of our Common Stock to be cancelled and only to represent the number of whole shares of post-split shares of our Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our Common Stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Registered “Book-Entry” Holders of Common Stock

If the reverse stock split is effected, stockholders who hold their shares of our Common Stock electronically in book-entry form with our transfer agent will not need to take any action to receive their shares of post-reverse stock split Common Stock (i.e., the exchange will be automatic).

Beneficial Owners

If the reverse stock split is effected, we intend to treat shares held by stockholders through an organization in the same manner as shares held by stockholders of record. Organizations will be instructed to effect the reverse stock split for beneficial owners holding our Common Stock in street name. However, these organizations may have different procedures for processing the reverse stock split than for stockholders of record. Stockholders who hold shares of our Common Stock in street name and who have questions in this regard are encouraged to contact the organizations holding their shares.

Accounting Matters

The reverse stock split will not affect the per share par value of our Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this Information Statement, certain U.S. federal income tax consequences of the reverse stock split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder of our Common Stock, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. For example, this summary does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates or former citizens or residents, persons subject to the alternative or corporate minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons who acquired their shares or equity awards in connection with employment or other performance of services, (iii) persons who hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iv) persons who do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address the Medicare tax on net investment income, tax considerations in respect of our preferred stock, or tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

Stockholders should consult their own tax advisors concerning the particular U.S. federal tax consequences of the reverse stock split to them, as well as the consequences to them arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain “significant holders” of our common shares in order for the reverse stock split to qualify as a reorganization. Assuming the reverse stock split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of shares of our Common Stock for a lesser number of shares of our Common Stock, based upon the reverse stock split ratio.

A U.S. holder’s aggregate tax basis in the lesser number of shares of our Common Stock received in the reverse stock split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the reverse stock split. The holding period for the Common Stock received as a result of the reverse stock split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the reverse stock split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered for the shares of our Common Stock received pursuant to the reverse stock split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required

Under the NRS and our Bylaws, the affirmative vote of the holders of a majority of the voting power of the Company entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

ACTION THREE

APPROVAL OF THE CHARTER AMENDMENT

General

The Board unanimously approved, and the Majority Stockholders approved, the Charter Amendment, which amends and restates the Company’s Amended and Restated Articles of Incorporation in their entirety (the “Second Amended and Restated Articles of Incorporation”), pursuant to NRS 78.320, 78.385, 78.390 and 78.403, to, among other things: (i) waive jury trials for internal actions in conformity with recent amendments to Nevada law; (ii) opt the Company out of certain statutory requirements regarding dividends and other distributions pursuant to NRS 78.288(2)(b); (iii) modernize and expand the Company’s governance framework, including provisions relating to the Board, special meetings of stockholders, and the Bylaws; (iv) enhance the limitation of liability protections for directors and officers of the Company; and (v) make certain other conforming, clarifying and administrative changes.

A copy of the full text of the Second Amended and Restated Articles of Incorporation is included as Appendix C to this Information Statement.

Reasons and Background for the Amendment

Following recent amendments to the NRS pursuant to Assembly Bill No. 239 enacted by the Nevada Legislature, which became effective May 30, 2025, the Board determined that it is advisable and in the best interests of the Company and its stockholders to, among other things, amend the Company’s prior Amended and Restated Articles of Incorporation (the “Current Articles”) to provide for a waiver of the right to trial by jury for all “internal actions” (as defined in NRS 78.046). The Second Amended and Restated Articles of Incorporation provide that to the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. As provided in the recent NRS amendments, this provision of the Second Amended and Restated Articles of Incorporation will operate as a waiver of the right to trial by jury by each party to any such internal action.

NRS 78.191 defines a “distribution” as a direct or indirect transfer of money or other property (which would include cash dividends), other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. NRS 78.288 prohibits a distribution if, after giving effect to such distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) unless otherwise provided for in the corporation’s articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The Company’s Current Articles do not provide for flexibility for the Company on these distribution restrictions despite such flexibility being permitted under Nevada law. The Second Amended and Restated Articles of Incorporation provide for such flexibility by opting out of the limitation imposed by NRS 78.288(2)(b).

The Second Amended and Restated Articles of Incorporation modernize and expand the Company’s governance framework in several material respects, including: (i) providing detailed provisions regarding the Board, including the manner of determining the number of directors, the filling of vacancies (by a majority of directors then in office), the removal of directors (with or without cause by a two-thirds supermajority vote of the voting power of the issued and outstanding stock entitled to vote), the rights of holders of preferred stock to elect directors pursuant to any Certificate of Designation, and the election and staggered term of directors; (ii) granting the Board exclusive authority to adopt, amend or repeal the Bylaws without the assent or vote of the stockholders; (iii) providing that special meetings of the stockholders may be called only by or at the direction of the Board, the Chair of the Board or the Chief Executive Officer, and that stockholders acting in their capacity as such shall have no right to request or call a special meeting; (iv) eliminating or limiting the liability of directors and officers of the Company to the fullest extent permitted by the NRS, with a provision that neither any amendment nor repeal of such protections shall adversely affect any limitation on personal liability existing at the time of such amendment or repeal; (v) adding detailed provisions regarding the authorized capital stock of the Company, including the Board’s authority to designate series of preferred stock and to file Certificates of Designation with the Nevada Secretary of State; (vi) providing that the consent of stockholders holding at least a majority of the voting power of the outstanding stock shall be required to amend the Second Amended and Restated Articles of Incorporation; (vii) adding deemed notice and consent and severability provisions; and (viii) removing indemnification provisions, such that indemnification of directors and officers is governed by the bylaws and applicable NRS provisions.

Vote Required

Under the NRS and our Bylaws, the affirmative vote of the holders of a majority of the voting power of the Company entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

ACTION FOUR

APPROVAL OF THE BYLAW AMENDMENT

General

The Board unanimously approved, and the Majority Stockholders approved, the Bylaw Amendment, which amends and restates the Company’s existing bylaws in their entirety (the “Amended and Restated Bylaws”), to, among other things: (i) restrict the right to call special meetings of stockholders to the Board, the Chair of the Board and the Chief Executive Officer, and eliminate the right of stockholders to call special meetings; (ii) reduce the quorum requirement for stockholder meetings from 51% to one-third of the voting power; (iii) add comprehensive advance notice requirements for director nominations and stockholder proposals; (iv) allow stockholders to act by written consent for the election of directors; (v) require a two-thirds supermajority vote of the voting power of the issued and outstanding stock entitled to vote for the removal of directors; (vi) grant the Board exclusive authority to adopt, amend or repeal the Bylaws without the assent or vote of the stockholders; (vii) add comprehensive indemnification and advancement of expenses provisions for directors and officers; (viii) add exclusive forum selection provisions designating the Eighth Judicial District Court of Clark County, Nevada as the sole and exclusive forum for certain internal actions and the federal district courts of the United States as the exclusive forum for claims arising under the federal securities laws; (ix) opt the Company out of the “acquisitions of controlling interests” statutes (NRS 78.378 to 78.3793, inclusive); (x) add provisions for meetings through remote communications; and (xi) make certain other conforming, clarifying and administrative changes.

A copy of the full text of the Amended and Restated Bylaws is included as Appendix D to this Information Statement.

Reasons and Background for the Amendment

Under the Company’s prior bylaws (the “Prior Bylaws”), special meetings of stockholders could be called by the Board, the President, or at the written request of holders of 25% of the shares then outstanding and entitled to vote. The Amended and Restated Bylaws restrict the right to call special meetings of stockholders to the Board, the Chair of the Board and the Chief Executive Officer, and provides that stockholders acting in their capacity as such shall have no right to request or call a special meeting. The Board believes that this change is appropriate to prevent small minority of stockholders from forcing the Company to incur the significant expense and disruption of a special meeting, while preserving the ability of stockholders to act by written consent in lieu of a meeting.

The Prior Bylaws required the presence, in person or by proxy, of stockholders holding of record 51% of the total number of shares then issued and outstanding and entitled to vote to constitute a quorum for the transaction of business at any meeting of stockholders. The Amended and Restated Bylaws reduce this quorum requirement to one-third of the voting power of the Corporation’s capital stock, represented in person or by proxy. The Board believes that this change is appropriate to reduce the risk that stockholder meetings cannot be held due to the inability to achieve a quorum, particularly as the Company’s stockholder base grows and diversifies.

The Prior Bylaws did not contain advance notice requirements for director nominations or stockholder proposals. The Amended and Restated Bylaws add comprehensive advance notice provisions requiring stockholders to provide timely written notice to the Secretary of the Corporation of any director nominations or other business to be brought before an annual or special meeting, together with specified information regarding the nominating or proposing stockholder, the beneficial owner (if any) on whose behalf the nomination or proposal is made, and the nominee or proposed business. The Board believes that these provisions are consistent with good corporate governance practices and will provide the Board and the Company’s stockholders with adequate notice and information regarding matters to be considered at stockholder meetings, while ensuring an orderly process for the conduct of such meetings.

The Prior Bylaws permitted stockholder action by written consent for actions except the election of directors. The Amended and Restated Bylaws permit stockholder action by written consent for any action required or permitted to be taken at any annual or special meeting of stockholders. The Board believes that this change is appropriate to provide stockholders with greater flexibility to act efficiently and without the cost and delay of a formal meeting.

Under the Prior Bylaws, any director could be removed with or without cause by the affirmative vote of stockholders holding at least a majority of the outstanding shares. The Amended and Restated Bylaws require the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors for the removal of any director. In addition, the Amended and Restated Bylaws provide that a director may be removed by majority vote of the other directors (even if less than a quorum), acting at a meeting and not by written consent, pursuant to and in accordance with NRS 78.335(8). The Board believes that the supermajority voting requirement for stockholder removal of directors promotes Board stability and continuity and is consistent with the governance framework established by the Charter Amendment.

Under the Prior Bylaws, both the stockholders and the Board had the authority to adopt, alter, amend and repeal the Prior Bylaws, subject to certain limitations on the Board’s authority. The Amended and Restated Bylaws grant the Board exclusive authority to make, alter, amend, rescind or repeal the Bylaws, in whole or in part, or to adopt new bylaws, without the assent or vote of the stockholders, in any manner not inconsistent with the laws of the State of Nevada or the Articles of Incorporation. The Board believes that this change is appropriate to enable the Board to respond promptly to evolving governance needs and is consistent with the Charter Amendment, which grants the Board such exclusive authority.

The Prior Bylaws contained limited indemnification provisions covering directors, officers and employees against reasonable expenses actually and necessarily incurred in connection with the defense of certain actions, subject to certain exceptions. The Amended and Restated Bylaws significantly expand the Company’s indemnification framework to provide that each director and officer shall be indemnified and held harmless by the Company to the fullest extent permitted by the laws of the State of Nevada against all expense, liability and loss reasonably incurred in connection with any proceeding. The Amended and Restated Bylaws also provide for mandatory advancement of expenses, authorize the Company to purchase and maintain directors’ and officers’ insurance, and include provisions regarding other financial arrangements. The Board believes that these enhanced indemnification protections are necessary to attract and retain qualified directors and officers and are consistent with prevailing market practice among similarly situated public companies.

The Prior Bylaws did not contain any forum selection provisions. The Amended and Restated Bylaws designate the Eighth Judicial District Court of Clark County, Nevada as the sole and exclusive forum for certain actions, including derivative actions, breach of fiduciary duty claims, internal actions under the NRS, and claims to interpret, apply, enforce or determine the validity of the Articles of Incorporation or the Bylaws. The Amended and Restated Bylaws further provide that the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws. The Board believes that these provisions will reduce the costs and uncertainty associated with multi-forum litigation and ensure that such claims are adjudicated in the forums with the greatest expertise in the applicable law.

The Amended and Restated Bylaws provide that the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisitions of controlling interests in the Company, shall not apply to the Company or to any acquisition of any shares of the Company’s capital stock. The Board believes that opting out of these statutes is appropriate to avoid potential impediments to beneficial transactions and is consistent with the Company’s overall governance framework.

The Amended and Restated Bylaws also include provisions authorizing stockholders and directors to participate in meetings by means of remote communication, provisions addressing the effect of changes in Nevada law on the Company’s indemnification and liability protections, and deemed notice and consent and severability provisions. The Board believes that these additional provisions modernize the Company’s governance framework and are consistent with prevailing market practice.

Vote Required

Under the NRS and our Bylaws, the affirmative vote of the holders of a majority of the voting power of the Company entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

ADDITIONAL INFORMATION

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC. You are encouraged to review our most recently filed Annual Report on Form 10-K filed with the SEC, together with any subsequent reports or other information that we have filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by writing to the Secretary, 1550 W Horizon Ridge Pkwy, Ste R #3040, Henderson, NV 89012.

Costs of the Information Statement

The Company is mailing and/or distributing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Appendix A

GENVOR INCORPORATED
2026 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Genvor Incorporated 2026 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Share, Restricted Share Units, Other Share-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Awards granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written agreement entered into between the Company and a Participant, with respect to any Participant: (i) indictment (or being formally charged) or plea of “guilty” or “no contest” to any felony or a crime involving serious moral turpitude by the Participant; (ii) substance abuse that in any manner materially interferes with the performance of Participant’s duties and which is not cured, to the extent susceptible to cure, within thirty (30) days after the Company has given written notice to the Participant thereof; (iii) repeated and material failure or refusal by the Participant to perform any or all of his or her duties or to follow the lawful and proper directives of the person to whom he or she reports that are within the scope of his or her duties; (iv) a breach by the Participant of Participant’s employment agreement or offer letter or similar agreement, if any, or breach by the Participant of any non-solicitation, non-competition, non-disclosure or similar restrictive covenant owed to the Company or any of its Subsidiaries or Affiliates, which breach is not cured, to the extent susceptible to cure, within thirty (30) days after the Company has given written notice to the Participant of such breach; (v) violation by the Participant of any policies, procedures and directives of the Company or any of its Subsidiaries or Affiliates as may be contained in any employee handbook, manual, or otherwise, of, or issued by the Company or any of its Subsidiaries or Affiliates from time to time, which violation is not cured, to the extent susceptible to cure, within thirty (30) days after the Company has given written notice to Participant of such violation; (vi) gross negligence or gross misconduct by the Participant; (vii) chronic unexcused absences from work by the Participant for reasons other than illness or incapacity; or (viii) commission of any act or omission by the Participant involving (1) dishonesty or moral turpitude which causes harm to the business or reputation of the Company or any of its Subsidiaries or Affiliates, or (2) fraud.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board (including, but not limited to the Compensation Committee) may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Shares are traded.

(n) “Common Share” or “Share” means shares of common stock of the Company, par value $0.001 per share.

(o) “Company” means Genvor Incorporated, a Nevada corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q) “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of three (3) consecutive months or for an aggregate of six (6) months in any twelve (12) consecutive month period.

(r) “Effective Date” has the meaning set forth in Section 17 hereof.

(s) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(v) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3) An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Common Shares are delivered immediately or on a deferred basis.

(w) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase a Common Share issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.

(x) “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a Common Share on such exchange, or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y) “Free Standing Rights” has the meaning set forth in Section 8.

(z) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa) “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(bb) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd) “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a Common Share, including, but not limited to, an unrestricted Common Share, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors and administrators, as the case may be.

(gg) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh) “Plan” means this 2026 Omnibus Equity Incentive Plan.

(ii) “Related Rights” has the meaning set forth in Section 8.

(jj) “Restricted Period” has the meaning set forth in Section 9.

(kk) “Restricted Share” means a Common Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(ll) “Restricted Share Unit” means the right granted pursuant to Section 9 hereof to receive a Common Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(mm) “Rule 16b-3” has the meaning set forth in Section 3.

(nn) “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Common Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(oo) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(pp) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Common Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Common Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Common Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of Common Shares that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to (i) 7,843,555, plus (ii) an increase immediately after the closing date of the Company’s initial public offering (solely to the extent the number of Common Shares that are reserved and available for issuance pursuant to Awards granted under the Plan immediately following the closing of the Company’s initial public offering is less than the number described in this clause (ii)), such that the number of Common Shares that are reserved and available for issuance pursuant to Awards granted under the Plan shall equal fifteen percent (15%) of the fully-diluted Common Shares outstanding immediately following the closing of the Company's initial public offering (on an as-converted basis, which shall include all Common Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Common Shares, including without limitation, preferred stock, warrants and employee options to purchase any Common Shares), and plus (iii) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of the Company’s Common Shares outstanding (on an as-converted basis, which shall include all Common Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Common Shares, including without limitation, preferred stock, warrants and employee options to purchase any Common Shares) on the final day of the immediately preceding calendar year, and (B) such lesser number of Common Shares as determined by the Board; provided, that, Common Shares issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b) Common Shares issued under the Plan may, in whole or in part, be authorized but unissued Common Shares or Common Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan. If any Award expires, lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Common Shares subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any Common Share covered by such Award not being issued or being so reacquired by the Company, the unused Common Shares covered by such Award shall again be available for the grant of Awards under the Plan. Notwithstanding the foregoing, Common Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall again become available for grant under the Plan. In addition, (1) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and (2) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Common Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Common Shares shall no longer be available for grant under the Plan.

(c) No more than 7,500,000 Common Shares (as increased on an annual basis, on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, by the lesser of (A) five percent (5%) of the Common Shares outstanding (on an as-converted basis, which shall include all Common Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Common Shares, including without limitation, preferred stock, warrants and employee options to purchase any Common Shares) on the final day of the immediately preceding calendar year, (B) 10,000,000 Common Shares, and (C) such lesser number of Common Shares as determined by the Board) shall be issued pursuant to the exercise of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of a Common Share or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Share Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a Common Share, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of a Common Share purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Common Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Common Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Common Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Common Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Common Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Common Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Common Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Common Share before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the Participant acquired the Common Share by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Common Share acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Share.

(g) Rights as Shareholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Common Shares and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded, the Exercise Price per Common Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Common Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Shareholder. A Participant shall have no rights to dividends or any other rights of a shareholder with respect to Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of a Common Share purchasable under a Share Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant.

(d) Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Common Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Common Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Common Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Common Shares and cash).

(f) Termination of Employment or Service. Treatment of a Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Share and Restricted Share Units.

(a) General. Restricted Shares or Restricted Share Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made. Each Participant who is granted Restricted Shares or Restricted Share Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Shares and Restricted Share Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Common Shares covered by such Award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Share Award. With respect to Restricted Share Units to be settled in Common Shares, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units to be settled in Common Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Common Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Shares or Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Share vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units shall, solely to the extent the right to receive such dividends is set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Common Shares in respect of the related Restricted Share Units are delivered to the Participant. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares or Restricted Share Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Common Shares, the Common Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

(a) Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (i) a Change in Control occurs, and (ii) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(1) provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested and exercisable; and

(2) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

Notwithstanding the foregoing, unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that a Participant’s employment or service is terminated without Cause or a Participant resigns for Good Reason within the twenty-four (24) month period following a Change in Control, then (i) the time-vesting portion of any Award granted to such Participant shall accelerate and vest in full; and (ii) the performance-vesting portion of any such Award shall vest at target level, in each case upon the termination of employment or service of such Participant.

(b) If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Shares are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Common Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Common Shares or other property, as applicable, or (ii) delivering already owned unrestricted Common Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Common Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was approved by the Board on [___], 2026 and shall be adopted and become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of: (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

(b) Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Appendix B

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation: Genvor Incorporated

2. The Articles of Incorporation have been amended as follows:

Article 5 of the Corporation’s Articles of Incorporation shall be amended by inserting a new subsection 5.4 following language at the end of such section which shall read as follows:

“Section 5.4 Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Chapter 78 of the Nevada Revised Statutes, each ( ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into ( ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

3. The stockholders of the Corporation have duly approved the foregoing certificate of amendment in accordance with the provisions Chapter 78 of the Nevada Revised Statutes.

4. Effective date of filing:

5. Signature:
Chad Pawlak, Chief Executive Officer

B-1

Appendix C

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

GENVOR INCORPORATED

ARTICLE I

name

The name of the Corporation is Genvor Incorporated (the “Corporation”).

ARTICLE II

registered office and registered agent

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapter 78.

ARTICLE IV

CAPITAL STOCK

Section 4.1. Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 320,000,000 shares, divided into two classes as follows: (i) 300,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Corporation entitled to vote thereon, and no vote of the holders of Common Stock or Preferred Stock voting separately as a class shall be required therefor (and any such right otherwise provided under NRS 78.2055(3), 78.207(3) or 78.390 is hereby specifically denied), unless a vote of any such holders is expressly required pursuant to these Second Amended and Restated Articles of Incorporation (as the same may be amended and/or restated from time to time, and including any Certificate(s) of Designation (as defined below) relating to any series of Preferred Stock, these “Articles”).

Section 4.2. Preferred Stock.

(A) Designation of Series of Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the authorized but undesignated and unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Nevada Secretary of State a certificate of designation with respect thereto (each, a “Certificate of Designation”). The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(B) Outstanding Certificates of Designation. Pursuant to NRS 78.403(3)(d), the text of each Certificate of Designation filed by the Corporation with the Nevada Secretary of State and not withdrawn prior to the date of these Articles has been omitted from these Articles. The following Certificates of Designation remain outstanding and in full force and effect, and the effectiveness of each such Certificate of Designation is not affected by its omission from these Articles: (i) Certificate of Designation of Series A Preferred Stock, filed August 10, 2022, designating 10 shares of Preferred Stock as Series A Preferred Stock; (ii) Certificate of Designation of Series B Preferred Stock, filed October 19, 2022, designating 2,500,000 shares of Preferred Stock as Series B Preferred Stock; and (iii) Certificate of Designation of Series C Preferred Stock, filed May 5, 2026, designating the rights and preferences of Series C Preferred Stock.

(C) Voting Rights of Preferred Stock. Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by these Articles.

Section 4.3. Voting Rights of Common Stock.

(A) Common Stock. Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally or holders of Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other class(es) or series of the Corporation’s capital stock); provided that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to these Articles that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles or pursuant to the NRS.

(B) No Cumulative Voting. No holder of shares of Common Stock shall have the right to cumulate votes.

Section 4.4. Dividends and Other Distributions. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Corporation and except as otherwise provided by these Articles or the NRS, dividends and other distributions may be declared and paid ratably on the Common Stock out of the funds of the Corporation that are legally available for this purpose at such times and in such amounts as the Board in its discretion shall determine. Notwithstanding anything to the contrary in these Articles or the Bylaws (as defined below), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

Section 4.5. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by each such stockholder.

Section 4.6 No Further Assessments. The capital stock, after the amount of the subscription price determined by the Board has been paid in money, property, or services, as the Board shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Section 4.6.

Section 4.7. No shareholder of the Corporation shall have any preemptive right to acquire any unissued shares of the Corporation, or any securities convertible into or carrying a right to subscribe for or acquire shares of the Corporation, whether now or hereafter authorized.

ARTICLE V

bylaws

In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or these Articles. Authority to adopt, amend or repeal the Bylaws is granted exclusively to the Board.

ARTICLE VI
board of directors

Section 6.1. Board of Directors.

(A) Number of Directors. Except as otherwise provided in these Articles or the NRS, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The total number of directors constituting the Board shall be determined from time to time exclusively by resolution adopted by the Board, except as otherwise provided for or fixed pursuant to the provisions of any Certificate of Designation and this Article VI.

(B) Vacancies. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal, change in the total number of directors constituting the whole Board, or other cause) shall be filled by the affirmative vote of a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more series, as the case may be), even if they constitute less than a quorum. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election and when his or her successor shall be elected or appointed and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

(C) Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

(D) Rights of Holders of Preferred Stock. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of these Articles applicable thereto. Notwithstanding Section 6.1(A), the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1(A), and the total number of directors constituting the Board shall be automatically adjusted accordingly.

(E) Election and Term.

(i) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. The Board is authorized to assign members of the Board already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders, the initial term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders, the initial term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders, the initial term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

(ii) Notwithstanding the foregoing provisions of this Section, each director shall serve until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director.

ARTICLE VII

CALL of SPECIAL MEETINGS OF STOCKHOLDERS

Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chair of the Board or the Chief Executive Officer of the Corporation and shall be called by the Secretary of the Corporation upon the written request (which request shall state the purpose or purposes of the meeting) of the Chair of the Board, the Chief Executive Officer or at least a majority of the members of the Board. Stockholders acting in their capacity as such shall have no right to request or call a special meeting of the stockholders.

ARTICLE VIII

LIMITATION OF LIABILITY of Directors and officers

The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of these Articles inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE IX

iNAPPLICABILITY OF CERTAIN NEVADA STATUTES

Section 9.1. Nevada “Combinations with Interested Stockholders” Statutes. The Corporation hereby expressly elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE X

LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE XI

DEEMED NOTICE AND CONSENT; SEVERABILITY

Section 11.1. Severability. If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles (including, without limitation, each such portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability to the fullest extent permitted under Nevada law.

Section 11.2. Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles, (b) the Bylaws and (c) any amendment to these Articles or the Bylaws enacted or adopted in accordance with these Articles, the Bylaws and applicable law.

ARTICLE XIi

AMENDMENTS

The consent of the stockholders holding at least a majority of the voting power of the outstanding stock shall be required to amend, alter, change or repeal any provision contained in these Articles.

* * * *

IN WITNESS WHEREOF, I have hereunto set my hands this [           ] day of [           ], 2026, hereby declaring and certifying that the facts stated hereinabove are true.

Chad Pawlak Chief Executive Officer

Appendix D

AMENDED AND RESTATED

BYLAWS

of

GENVOR INCORPORATED

a Nevada corporation

Article I

OFFICES

Section 1.1 Principal Office. The principal office and place of business of Genvor Incorporated (the “Corporation”) shall be at such location as is established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require as determined by the Board of Directors or any officer of the Corporation. The street address of the Corporation’s registered agent is the registered office of the Corporation in Nevada.

Article II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Amended and Restated Bylaws (as amended and/or restated from time to time, these “Bylaws”). Except as otherwise restricted by the Second Amended and Restated Articles of Incorporation of the Corporation (as amended and/or restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.2 Special Meetings.

(a) Subject to any rights of stockholders set forth in the Articles of Incorporation, special meetings of the stockholders may be called only by the Board of Directors, the Chair of the Board of Directors or the Chief Executive Officer and shall be called by the Secretary upon the written request (which request shall state the purpose or purposes of the meeting) of the Chair of the Board of Directors, the Chief Executive Officer or at least a majority of the members of the Board of Directors. Stockholders acting in their capacity as such shall have no right to request or call a special meeting of the stockholders. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

(b) No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3 Place of Meetings. Any meeting of the stockholders of the Corporation to be held at a physical location may be held at the Corporation’s registered office in the State of Nevada or at such other physical location in or out of the State of Nevada and the United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate the physical location, if any, for the holding of such meeting. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in NRS (as defined below) 78.320(4)) or other available technology permitted under the NRS, in accordance with Section 2.14.

Section 2.4 Notice of Meetings; Waiver of Notice.

(a) The Chief Executive Officer, the President, any Vice President, the Secretary, an Assistant Secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any meeting of stockholders not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the physical location, if any, the date and time of the meeting, the means of remote communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.

(b) In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutes.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to NRS Title 7 (including, without limitation, NRS Chapters 75, 78 and 92A), the Articles of Incorporation or these Bylaws may be given pursuant to any form of electronic transmission permitted under the NRS. Notice shall be deemed given (i) by facsimile when directed to a number consented to by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designated or used by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the Secretary, Assistant Secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d) The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e) Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any postponement of any meeting of stockholders to a date not more than sixty (60) days after the record date or to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

Section 2.6 Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least one-third of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least one-third of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on any matter), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called. When a meeting of stockholders is adjourned to another time or physical location hereunder, notice need not be given of the adjourned meeting if the time and physical location, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these Bylaws. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7 Voting.

(a) Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b) Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chair of the board, the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

(d) Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote or cause to be voted, directly or indirectly, shares of its own stock owned or held as treasury shares (as defined in NRS 78.283(1)), and such treasury shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i) If only one person votes, the vote of such person binds all.

(ii) If more than one person casts votes, the act of the majority so voting binds all.

(iii) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation, these Bylaws or the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h) If a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or by proxy at the meeting and entitled to vote in the election of directors; provided, that, if the rules and requirements of the exchange on which the Corporation’s shares are then listed require a different voting standard for the election of directors, directors shall be elected in accordance with the rules and requirements of such exchange.

Section 2.8 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. If a stockholder designates two or more persons to act as proxies, then a majority of those persons present at a meeting has and may exercise all of the powers conferred by the stockholder or, if only one is present, then that one has and may exercise all of the powers conferred by the stockholder, unless the stockholder’s designation of proxy provides otherwise. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 2.9 Stockholder Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting if, before or after the action, a written consent thereto is (a) signed by stockholders holding at least a majority of the voting power of the outstanding capital stock of the Corporation entitled to vote on such action (except that if a greater proportion of the voting power would be required for such an action at a meeting, then that proportion of written consents is required), and (b) delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Any such delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. An electronic mail or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section 2.9 to the extent permitted by law. In no instance where action is duly and properly authorized by written consent need a meeting of stockholders be called or, unless otherwise required by applicable law or any certificate of designation relating to any series of Preferred Stock, notice given.

Section 2.10 Organization.

(a) Meetings of stockholders shall be presided over by the Chair of the Board of Directors, or, in the absence of the Chair, by the Vice Chair of the Board of Directors, or if there be no Vice Chair or in the absence of the Vice Chair, by the Chief Executive Officer, or if there be no Chief Executive Officer or in the absence of the Chief Executive Officer, by the President, or, in the absence of the President, or, in the absence of any of the foregoing persons, by a chair designated by the Board of Directors. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting. The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chair of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(b) The Board of Directors or the chair of the meeting may appoint one or more inspectors of elections to act at the meeting or any adjournment thereof and to make a written report thereof. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots. Such certification and report shall specify, and in determining the validity and counting of proxies and ballots cast the inspectors may consider, such information as may be required by law.

(c) Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(G) of Section 2.13), then the chair of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

Section 2.11 Consent to Meetings. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12 Director Nominations and Business Conducted at Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or any authorized committee of the Board of Directors, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

Section 2.13 Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.

(a) For director nominations or other business to be properly brought before an annual meeting by a stockholder and for director nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than director nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice for director nominations or other business to be properly brought before an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if the stockholder delivers a written notice complying with the applicable requirements in this Section 2.13 to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth:

(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and accompanying proxy card and to serving as a director if elected, a questionnaire completed and signed by such person (in the form to be provided by the Secretary upon written request of any stockholder of record within ten (10) days of such request) with respect to the background and qualification of such proposed nominee and a written representation and agreement (in the form to be provided by the Secretary upon written request of any stockholder of record within ten days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the director nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such director nomination or business;

(iv) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the director nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the director nomination or other business and/or the voting of shares of any class or series of stock of the Corporation between or among such stockholder or beneficial owner or control person or any of their respective affiliates or associates and/or any other person (collectively, “proponent persons”), including, in the case of a director nomination, the nominee, including, without limitation, any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the director nomination(s) or other business proposed to be brought before the meeting of stockholders and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding) and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such proponent person, the effect or intent of which may be to provide any proponent person, directly or indirectly, with the opportunity to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, transfer to or from the proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, or maintain, increase or decrease the voting power of the proponent person with respect to shares of any class of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five (5) business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, or understanding pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (E) a description of any agreement, arrangement or understanding with respect to any rights to distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable pursuant to such agreement, arraignment or understanding from the underlying shares of the Corporation; (F) a description of any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class of capital stock of the Corporation or any interests described in clause (A) of this Section 2.13(a)(iv); (G) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the director nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed or director nomination to be made (in person or by proxy) by the stockholder, (y) otherwise solicit proxies or votes from stockholders in support of such proposal or director nomination and/or (z) solicit proxies or votes in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; and (H) the names and addresses of other stockholders and beneficial owners actually known (without any obligation of inquiry) by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the director nomination or proposal is made) to support such director nomination or proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s); and

(v) a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the director nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such director nomination or proposal.

(b) A stockholder providing notice of a proposed nominee for election to the Board of Directors or other business proposed to be brought before a meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.13(b) or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, including, without limitation, any representation required herein, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder’s notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders. Any such update and supplement shall be delivered in writing to the Secretary at the principal offices of the Corporation (i) in the case of any update and supplement required to be made as of the record date for notice of the meeting, not later than five (5) days after the later of such record date and the public announcement of such record date and (ii) in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof, not later than ten (10) days prior to the date of the meeting or any adjournment or postponement thereof. The Corporation may require any proposed nominee to furnish within ten (10) days of a request therefor such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee is qualified under the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director of the Corporation.

(c) For purposes of Section 2.13(a), a “public announcement” shall mean disclosure (x) in a press release released by the Corporation following its customary procedures and reported by the Dow Jones News Service, Associated Press, Business Wire or PR Newswire or a comparable national news service or is generally available on internet news sites, or (y) in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(d) This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(e) If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a director nomination or proposed business, such director nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chair of the meeting shall have the power to determine whether notice of a director nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth herein. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or proponent person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed director nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the director nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or proponent person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it or such stockholder associated person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

Section 2.14 Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communication or other available technology utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4)-(6).

Article III

DIRECTORS

Section 3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2 Number, Tenure, and Qualifications.

(a) The Board of Directors shall consist of at least one (1) individual, with the number of directors fixed and thereafter changed from time to time solely by resolution adopted by the Board of Directors without the need for an amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office for the term for which such director is elected or appointed pursuant to Section 3.3 of these Bylaws and the Articles of Incorporation, and until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 3.3 Classes of Directors. The directors shall be divided into classes as and to the extent provided in the Articles of Incorporation, except as otherwise required by applicable law.

Section 3.4 Chair of the Board. The Board of Directors shall elect a Chair of the Board of Directors from the members of the Board of Directors, who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.5 Vice Chair of the Board. The Board of Directors may elect a Vice Chair of the Board of Directors from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and the Chair is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.6 Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS or the Articles of Incorporation, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. In addition, a director may be removed pursuant to and in accordance with NRS 78.335(8) by majority vote of the other directors (even if less than a quorum), acting at a meeting and not by written consent, and without a vote of the stockholders. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chair of the Board of Directors, the President or the Secretary, or in the absence of all of them, to any other officer of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.7 Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created, and until their successors are elected or appointed and qualified, or until his or her earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.8 Annual and Regular Meetings. The Board of Directors may hold an annual meeting without call or notice other than this Section 3.8, to transact such business as the Board of Directors deems necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.9 Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the Chair of the Board of Directors, or if there be no Chair of the Board of Director, by the Chief Executive Officer, or by the President or the Secretary, and shall be called by the Chair of the Board of Directors, the Chief Executive Officer, the President, or the Secretary upon the request of at least a majority of the Board of Directors. If the Chair of the Board of Directors, or if there be no Chair of the Board of Directors, each of the Chief Executive Officer, the President, and the Secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors.

Section 3.10 Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.11 Notice of Meetings. Except as otherwise provided in Section 3.8, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least 24 hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by facsimile, (iv) by overnight courier, or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.12 Quorum; Adjourned Meetings.

(a) A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.13 Manner of Acting. Except as provided in Section 3.15, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.14 Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of remote communication or other available technology utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.14 constitutes presence in person at the meeting.

Section 3.15 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee, excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2). The written consent may be signed manually or electronically (or by any other means then permitted under the NRS) and in counterparts, including, without limitation, counterparts delivered by facsimile or electronic transmission, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.16 Powers and Duties.

(a) Except as otherwise restricted by NRS Chapter 78 or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

(b) The Board of Directors, in its discretion, or the chair presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c) The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Unless the Articles of Incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided in the resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members then serving on the committee shall be necessary to constitute a quorum unless there are only one or two members then serving, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present.

Section 3.17 Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.17, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.18 Organization. Meetings of the Board of Directors shall be presided over by the Chair of the Board of Directors, or in the absence of the Chair of the Board of Directors, by the Vice Chair, or in his or her absence by a chair chosen at the meeting. The Secretary, or in the absence, of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.

Article IV

OFFICERS

Section 4.1 Election. The Board of Directors shall elect or appoint at least a president, a secretary and a treasurer or the equivalents thereof in accordance with NRS 78.130(1). The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors, including any committee thereof. Each officer of the Corporation shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. Any individual may simultaneously hold two or more offices.

Section 4.2 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4 Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and perform such other duties and have such other powers as may be reasonably incident to such responsibility or which are delegated to him or her by the Board of Directors, these Bylaws or as provided by law. If a President of the Corporation is not elected or appointed, the Chief Executive Officer shall also be deemed the President of the Corporation.

Section 4.5 President. The President, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, these Bylaws or as provided by law. If a Chief Executive Officer of the Corporation is not elected or appointed, the President shall also be deemed the Chief Executive Officer of the Corporation.

Section 4.6 Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the President, or at the President’s request, the Vice President or Vice Presidents (or such other officers), in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents (or such other officers) in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the President, shall perform all of the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each Vice President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.7 Secretary. The Secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct. The Secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.8 Assistant Secretaries. An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.9 Treasurer. The Treasurer shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The Treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chair of the Board of Directors, the Chief Executive Officer, or the President. The Treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law. If a Chief Financial Officer of the Corporation has not been elected or appointed, the Treasurer shall also be deemed the Chief Financial Officer of the Corporation and if a Chief Financial Officer of the Corporation has been elected, the Chief Financial Officer shall also be deemed the Treasurer of the Corporation.

Section 4.10 Assistant Treasurers. An assistant treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, these Bylaws or as provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation in such sum and with such security as it may approve, for the faithful performance of the duties of the Assistant Treasurer, and for restoration to the Corporation, in the event of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Assistant Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation.

Section 4.11 Execution of Negotiable Instruments, Deeds and Contracts. All (a) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (b) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (c) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

Article V

CAPITAL STOCK

Section 5.1 Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2 Stock Certificates and Uncertificated Shares.

(a) Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the Chief Executive Officer, the President, or a Vice President and (ii) the Secretary, an Assistant Secretary, the Treasurer or the Chief Financial Officer of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided that notwithstanding the foregoing the Board of Directors may authorize the issuance of uncertificated shares in book entry form of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile or electronic signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile or electronic signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile or electronic signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b) Within a reasonable time after the issuance or transfer of any uncertificated shares on the books of the Corporation in book entry form, the Corporation shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders, any agreement between the stockholders and the Corporation or by applicable securities laws, and, within ten (10) days after receipt of a written request therefor from the stockholder of record, the Corporation shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

(c) Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

Section 5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing treasury shares, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the then-current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment(to the extent such shares are evidenced by a physical stock certificate) or by due delivery of transfer instructions (in the case of uncertificated shares) and any documents required therefor to the person in charge of the stock and transfer books and ledgers and in compliance with any procedures adopted by the Corporation or its agents and applicable law, and a record shall be made of each such transfer. Certificates representing such shares, if any, shall be cancelled and new certificates (if the shares are to be certificated) or uncertificated shares (if the shares are to be uncertificated) shall thereupon be issued. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. The Corporation shall, subject to applicable law, have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation or uncertificated shares.

Section 5.6 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Section 5.8 Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

Article VI

DISTRIBUTIONS

Distributions (as defined in NRS 78.191) may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in money, shares of corporate stock, property or any other medium not prohibited under applicable law. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

Article VII

RECORDS AND REPORTS; CORPORATE SEAL; FISCAL YEAR

Section 7.1 Records. All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the Secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Article VIII

INDEMNIFICATION

Section 8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, manager, officer, employee or agent (including, without limitation, as a trustee, fiduciary administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii) Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred in by him or her in connection with the defense.

(b) Indemnification of Employees and Other Persons. The Corporation may, by action of the Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c) Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

Article IX

CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

Article X

AMENDMENT OR REPEAL

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or the Articles of Incorporation. Authority to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws, is granted exclusively to the Board of Directors.

Article XI

forum for adjudication of disputes

Section 11.1 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, stockholder, or employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or(e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder.

Section 11.2 Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

Section 11.3 Severability. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision or provisions to other persons, entities and circumstances shall not in any way be affected or impaired thereby.

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The undersigned does hereby certify that the Board of Directors of the Corporation adopted the foregoing Amended and Restated Bylaws as of [●], 2026.

Chad Pawlak Chief Executive Officer